UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2024

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor

New York, New York 10019

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (332) 265-2020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Global Net Lease, Inc. (the “Company”), held its 2024 Annual Meeting of Stockholders on May 23, 2024 (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: Election of seven directors to hold office until the Company’s 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
Edward M. Weil, Jr.	143,913,616	6,567,045	34,256,796
Dr. M. Therese Antone	145,644,883	4,835,778	34,256,796
Lisa D. Kabnick	111,222,225	39,258,436	34,256,796
Robert I. Kauffman	147,977,702	2,502,959	34,256,796
Michael J.U. Monahan	148,205,812	2,274,849	34,256,796
Stanley R. Perla	146,209,818	4,270,843	34,256,796
Edward G. Rendell	124,590,441	25,890,220	34,256,796

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
183,078,494	907,776	751,187	—

Proposal 3: Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s 2024 Proxy Statement for the Annual Meeting:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
118,713,791	30,815,239	951,631	34,256,796

Proposal 4: Approval of a non-binding resolution on the frequency of the non-binding advisory resolution approving the compensation of the Company’s named executive officers:

				Broker
One Year	Two Years	Three Years	Abstentions	Non-Votes
144,758,848	416,035	3,431,500	1,874,278	34,256,796

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date:	May 29, 2024	By:	/s/ Edward M. Weil, Jr.
		Name: Title:	Edward M. Weil, Jr. Chief Executive Officer and President (Principal Executive Officer)